UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2025

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Warrants, each exercisable for one share of Common Stock, at an exercise price of $8.75 per share	ENVXW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Expiration of Public Warrants and Gross Proceeds
On September 5, 2025, Enovix Corporation, a Delaware corporation (the “Company”), issued a press release relating to the expiration of warrants (the “Warrants”) pursuant to the Warrant Agreement, dated as of July 21, 2025, between the Company and Computershare Trust Company N.A., as Warrant Agent, and the Company’s calculation of the gross proceeds generated from Warrant exercises as of September 5, 2025. The foregoing description is only a summary and is qualified in its entirety by reference to the press release filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Adjustment to Private Warrant Exercise Price
The distribution of the Warrants also resulted in an adjustment to the $11.50 exercise price of the private warrants (the “Private Warrants”) previously issued by the Company and outstanding under the Warrant Agreement, dated as of July 13, 2021, between the Company and Computershare Trust Company N.A., as Warrant Agent (the “2021 Warrant Agreement”). In accordance with the 2021 Warrant Agreement, the Company’s board of directors has approved an adjusted exercise price of $10.66 per Private Warrant. There are 5,500,000 Private Warrants currently outstanding, which may only be exercised on a cashless basis.

Share Repurchase Program Update
In connection with the management of its capital structure, as of September 5, 2025, the Company has repurchased 5,437,556 shares of its common stock in accordance with its previously-announced share repurchase program. The timing and amount of any further repurchases will be determined at the Company’s discretion, and subject to the share repurchase program. For more information relating to the Company’s share repurchase program, please refer to the materials filed by the Company with the SEC and available at https://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date:	September 5, 2025	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer and Head of Corporate Development